(310) 201-8907


                      September 30, 1994





Michael A. Brand, Esq.
Brand Farrar Dziubla Freilich &
 Kolstad
515 South Flower Street
Suite 3500
Los Angeles, California  90071-2201

          Re:  9701 Wilshire Boulevard
               Beverly Hills, California

Dear Mike:

     Reference is made to that certain Purchase Agreement and Joint Escrow Instructions dated as of September 1, 1994, between Carlyle Real Estate Limited Partnership-XV ("Seller") and 9701 Wilshire Boulevard, Inc. ("Buyer") respecting the purchase and sale of the above premises (which agreement, together with all amendments and modifications thereto, is herein called the "Purchase Agreement"). Except as otherwise specifically set forth herein, all capitalized terms used herein shall have the meanings set forth for such terms in the Purchase Agreement.

     This letter shall confirm the agreement of our respective clients, as Seller and Buyer, to extend the Closing Date until October 7, 1994 (or such earlier date as may hereafter be agreed upon). Except as specified herein, the Purchase Agreement is unmodified and remains in full force and effect.

     Please confirm your agreement, on behalf of Buyer, to the foregoing by signing where noted below.

                              Very truly yours,

                              PIRCHER, NICHOLS & MEEKS,
                              as attorneys for Seller


                              By:  _________________________



AGREED TO AS OF
SEPTEMBER 30, 1994

BRAND FARRAR DZIUBLA
FREILICH & KOLSTAD,
as attorneys for Buyer


By:  ______________________